Exhibit 99.2 Regency Energy Partners Fourth Quarter Earnings Release February 17, 2011

Forward-Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the
Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the
Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the
Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The
Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2010 Highlights
?Key Highlights
Partnership
Energy Transfer Equity acquired 100% of Regency’s general partner
Introduced new senior leadership team with extensive experience in the midstream industry
Acquisitions
Acquired 49.9% interest in MEP Joint Venture
Completed $193-million
1
Zephyr acquisition
Acquired additional 6.99% interest in Haynesville Joint Venture
Operational
Completed construction of the Haynesville and Red River Expansion projects on time and under budget
Completed sale of east Texas assets
Added 485 MMcf/d of incremental gathering capacity in north Louisiana
Announced expansions to our south Texas gathering system
Financial
Raised approximately $408 million of equity²
Completed a $600 million debt refinancing and extended maturity date of revolving credit facility
Maintained quarterly distribution of 44.5 cents per common unit per quarter
Achieved $327 million of adjusted EBITDA for full-year 2010
1 Final price paid, as reported in Regency’s Form 10-Q dated September 30, 2010
2 Net of underwriting discounts and commissions, inclusive of general partner’s proportionate capital contribution

Fundamentals Review

Total U.S. land rig count increased 4% from Q3 2010 to Q4 2010
Largest increases occurred in the liquids-rich south Texas and Texas Gulf areas
Rich gas and crude plays with associated gas are seeing greatest levels of drilling activity
1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, January 3, 2011, and Regency internal analysis
2 Includes injection, geothermal and unclassified rigs
5
Fundamentals: Drilling Activity
Total US Land Rig Count
Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
1,188 1,419 1,624 1,786 1,858
Total Regency Operating Area Rig Count
Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
889 1,065 1,225 1,315 1,382
0
100
200
300
400
500
600
700
800
900
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
U.S. Drilling Rig Trends¹
Gas Gas/Oil Oil
0
50
100
150
200
250
300
350
400
Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
Rig Count Trends -
Regency Operated Area¹
Mid-Con West TX South Tx
North LA / East TX Fayetteville TX Gulf
Non-TX Gulf Barnett Shale Appalachian
Other
2

February NYMEX contract settled at $4.32 per MMbtu
1
, which represents an 18% decrease year-over-year
WTI crude has broken out of its $70-$85/Bbl range and has reached the low $90s in recent weeks
Forward curves for natural gas and crude oil pricing suggest that natural gas will trade at approximately $4.49/MMbtu and crude will trade at approximately $95/Bbl for full year 2011
¹
Fundamentals: Commodity Prices
1 Forward curve pricing as of February 4, 2011
Gas Price Trends
Crude/NGL Price Trends
$2.00
$3.00
$4.00
$5.00
$6.00
Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11
NYMEX HSC Panhandle
Waha
$0.00
$20.00
$40.00
$60.00
$80.00
$100.00
Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11
Ethane
Propane
C4+ WTI

2011 Growth Strategy

8 2011 Growth Strategy

Business Review

2010 Performance
Regency produced strong fourth-quarter and full-year 2010 financial results
Comparing full-year 2010 to full-year 2009, adjusted EBITDA increased 55% year-over-year
1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA
Pro Rata Adjusted EBITDA
1
$55
$53
$51
$53
$62
$74
$90
$102
$0
$20
$40
$60
$80
$100
$120
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

Gathering and Processing Segment

1 Inter-segment volumes reflect volumes moved through both Regency’s Gathering and Processing and Transportation segments
2 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets
Margins continued to increase in the fourth quarter primarily due to increased Eagle
Ford volumes in our south Texas region
Gathering and Processing Throughput and Adjusted Segment Margin 1,2
1,012
959
$45
$47
$49
$51
$53
$55
$57
$59
$61
$63
$65
0
200
400
600
800
1,000
1,200
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
Throughput Intersegment Volumes Adjusted Segment Margin
933
1,001
1,002 1,005
951
1,030

Transportation Segment

Regency’s share of Adjusted EBITDA increased to $123 million for full-year 2010 from $11 million for full-year 2009
1 Includes Regency’s proportionate share of adjusted EBITDA
Transportation Segment Adjusted EBITDA
1
$1
$3
$4 $4
$25
-
-
-
-
$11
$43
$44
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
$ in millions
Haynesville JV MEP JV

Contract Compression & Contract Treating Segments

Revenue Generating Horsepower
Despite challenging market conditions, Regency’s revenue generating horsepower has increased for five consecutive quarters and increased 12% from year end 2009 to year end 2010
The acquisition of Zephyr Gas Services extends Regency’s contract services capabilities from wellhead to market
789,494
767,060
743,289
753,328
759,704
790,494
823,369
844,800
680,000
700,000
720,000
740,000
760,000
780,000
800,000
820,000
840,000
860,000
Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

Financial Review

88% of NGLs, 84% of condensate, and 76% of natural gas are hedged for 2011
47% of NGLs, 55% of condensate, and 25% of natural gas are hedged for 2012
Commodity Price Risk Management
1 Percentages as February 4, 2011
90%
79%
61%
58%
68%
78%
79%
81%
51% 51%
-
2,000
4,000
6,000
8,000
10,000
12,000
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Natural Gas Production vs. Hedged
Equity Production Hedge
80%
92%
104%
88%
89%
86%
87%
89%
75%
63%
38%
12%
-
1,000
2,000
3,000
4,000
5,000
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
NGL Equity Production vs. Hedged
Equity Production Hedge
90% 79%
83%
89% 79%
85%
85%
86%
75%
74%
48%
23%
-
200
400
600
800
1,000
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Condensate Equity Production vs. Hedged
Equity Production Hedge
1
1

Executed Hedges by Product
2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Bbl/d
Price
($/gal)
Bbl/d
Price
($/gal)
Bbl/d
Price
($/gal)
Bbl/d
Price
($/gal)
Bbl/d
Price
($/gal)
Ethane
1,639 $0.50 1,530 $0.47 1,020 $0.46 510 $0.47 - -
Propane
855 $1.00 730 $1.01 730 $1.05 490 $1.10 250 $1.18
Iso Butane
- - - - - - - - - -
Normal
Butane
536 $1.34 440 $1.36 440 $1.45 300 $1.53 150 $1.62
Natural
Gasoline
295 $1.71 230 $1.75 270 $1.94 160 $2.05 80 $2.19
Bbl/d
Price
($/Bbl)
Bbl/d
Price
($/Bbl)
Bbl/d
Price
($/Bbl)
Bbl/d
Price
($/Bbl)
Bbl/d
Price
($/Bbl)
WTI
704 $83.24 640 $84.46 630 $90.36 410 $93.66 200 $98.95
MMbtu/d
Price
($/MMbtu)
MMbtu/d
Price
($/MMbtu)
MMbtu/d
Price
($/MMbtu)
MMbtu/d
Price
($/MMbtu)
MMbtu/d
Price
($/MMbtu)
Natural Gas
8,000 $5.40 5,000 $5.04 5,000 $4.79 - - - -
C
3
+ is hedged for 2012 at higher prices than 2011 (8-15%), while natural gas and ethane are both hedged at lower prices (6-8%)

Commodity Price Risk Management

Regency has length in natural gas due to a concerted effort to minimize “keep-whole” exposure
A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $1.2 million change in Regency’s forecasted 2011 DCF
A $1.00 per MMbtu movement in natural gas pricing would result in a $0.5 million change in
Regency’s forecasted 2011 DCF
DCF Sensitivity to Commodity Price Changes – 2011
1
($ in millions)
Decrease $10.00 Flat Increase $10.00
Decrease $1.00 $ (1.7) $ (0.5) $ 0.7
Flat $ (1.2) $ 0 $ 1.2
Increase $1.00 $ (0.7) $0.5 $ 1.7
Change in WTI Price ($/Bbl)

Commodity Price Risk Management
1 Based on Regency’s 2011 projections

Raised approximately $408 million of equity in August 2010
Completed a $600 million debt restructuring/maturity extension in October 2010

Strong Liquidity Position
Capitalization
($ in millions)
12/31/2009 12/31/2010
Cash $10 $9
Long-Term Debt
Revolving Credit Facility
Senior Notes Due 2013
Senior Notes Due 2016
Senior Notes Due 2018
$420
358
236
-
$285
-
256
600
Total Long-Term Debt $1,014 $1,141
Series A Convertible Redeemable
Preferred Units $52 $71
Partners’ Capital¹
Noncontrolling Interest
$1,229
14
$3,261
32
Total Capitalization $2,309 $4,505
1 Includes common units, general partner interest and accumulated other comprehensive loss
Regency’s debt maturity profile has
been extended from 4.4 years to
6.2 years
Of the $285 million drawn on the
revolving credit facility at year end,
$250 million of floating interest rate
exposure is hedged via swaps at 1.325%
through April 2012
Regency currently has over $500 million
of available liquidity on our revolving
credit facility

Q&A

Appendix

Consolidated Operating Results

December 31, 2010 December 31, 2009 (1)
REVENUES
Gas sales, including related party amounts 519,344 $                    476,077 $
NGL sales, including related party amounts 390,879 239,255
Gathering, transportation and other fees, including related party amounts 293,295 270,071
Net realized and unrealized gain from derivatives (8,582) 37,712
Other, including related party amounts 26,727 20,162
Total revenues 1,221,663 1,043,277
OPERATING COSTS AND EXPENSES
Cost of sales, including related party amounts 862,105 674,944
Operation and maintenance 125,650 117,080
General and administrative, including related party amounts 80,951 57,863
Loss (gain) on asset sales, net 516 (133,282)
Depreciation and amortization 117,751 100,098
Total operating costs and expenses 1,186,973 816,703
OPERATING INCOME 34,690 226,574
Income from unconsolidated subsidiaries 69,365 7,886
Interest expense, net (82,792) (77,665)
Loss on debt refinancing, net (17,528) -
Other income and deductions, net (12,126) (15,132)
(LOSS) INCOME BEFORE INCOME TAXES (8,391) 141,663
Income tax (benefit) expense 956 (1,095)
(LOSS) INCOME FROM CONTINUING OPERATIONS (9,347) 142,758
DISCONTINUED OPERATIONS
Net loss from operations of east Texas assets (1,571) (2,269)
NET (LOSS) INCOME (10,918) $                   140,489 $
Net income attributable to noncontrolling interest (562) (91)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP (11,480) $                   140,398 $
(1) Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets.
Year Ended
Regency Energy Partners LP
Consolidated Statements of Operations
($ in thousands)

Gathering and Processing Segment

December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Gathering and Processing Segment
Financial data:
Segment margin (1) 52,915 $                 42,723 $               49,568 $            50,802 $
Adjusted segment margin (1) 59,731 56,690 55,162 54,608
Operating data:
Throughput (MMbtu/d) (1) 1,029,597 950,583 1,002,089 1,005,172
NGL gross production (Bbls/d) 29,327 26,930 25,168 23,118
($ in thousands)
Three Months Ended
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Gathering and Processing Segment
Financial data:
Segment margin (1) 50,982 $                 54,718 $               54,321 $            53,899 $
Adjusted segment margin (1) 52,139 50,984 52,458 51,188
Operating data:
Throughput (MMbtu/d) (1) 1,000,748 932,830 959,280 1,011,588
NGL gross production (Bbls/d) 22,725 20,334 21,185 20,151
Three Months Ended
($ in thousands)
(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.
(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

Contract Compression Segment

December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Contract Compression Segment (1)
Financial data:
Segment margin 40,855 $                38,510 $                   37,814 $                   37,030 $
Operating data:
Revenue generating horsepower 844,800                 823,369                 790,494                    759,704
Average horsepower per revenue generating 832                       861                       853                          858
compression unit
(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.
Three Months Ended
($ in thousands)
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Contract Compression Segment (1)
Financial data:
Segment margin 34,163 $                34,085 $                35,800 $                36,980 $
Operating data:
Revenue generating horsepower 753,328                 743,289                 767,060                    789,494
Average horsepower per revenue generating 849                       836                       846                          858
compression unit
(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.
Three Months Ended
($ in thousands)

Contract Treating Segment

December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Contract Treating Segment
Financial data:
Segment margin 8,725 $                  2,729 $                     - $                            - $
Operating data:
Revenue generating gallons per minute 3,431                     3,093                     -                           -
Three Months Ended
($ in thousands)
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Contract Treating Segment
Financial data:
Segment margin - $                         - $                            - $                            - $
Operating data:
Revenue generating gallons per minute -                           -                           -                              -
Three Months Ended
($ in thousands)

Corporate and Others Segment

December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Corporate & Others (1)
Financial data:
Segment margin 5,341 $                  5,763 $                     4,974 $                5,014 $
(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.
Three Months Ended
($ in thousands)
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Corporate & Others (1)
Financial data:
Segment margin 1,964 $                  1,901 $                  1,754 $            656 $
(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.
Three Months Ended
($ in thousands)

Transportation Segment – Haynesville Joint Venture

The following provides key performance measures for 100% of the Haynesville Joint Venture
December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Transportation Segment - Haynesville Joint Venture
Financial data:
Segment margin 47,450 $                   49,121 $                   43,897 $              33,879 $
Operating data:
Throughput (MMbtu/d) 1,543,570                  1,519,716                  1,155,692            882,626
Three Months Ended
($ in thousands)
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Transportation Segment - Haynesville Joint Venture
Financial data:
Segment margin 12,157 $                   13,535 $                   12,803 $              13,556 $
Operating data:
Throughput (MMbtu/d) 640,166                    735,565                    745,178               810,848
Three Months Ended
($ in thousands)

Transportation Segment – MEP Joint Venture

The following provides key performance measures for 100% of the MEP Joint Venture
December 31, 2010 September 30, 2010 June 30, 2010 March 31, 2010
Transportation Segment - MEP Joint Venture (1)
Financial data:
Segment margin 57,799 $                   56,197 $                   51,033 $                      47,316 $
Operating data:
Throughput (MMbtu/d) (2) 1,541,533                  1,432,783                  1,310,363                    1,348,044
(2) Due to pooling of interest corrections the MEP volume data has been revised for the quarters ended March 31, 2010 and September 30, 2010.
($ in thousands)
Three Months Ended
(1) On May 26, 2010, the Partnership purchased a 49.9 percent interest in MEP Joint Venture from ETE.  The financial and operating data are presented at 100 percent of MEP Joint Venture.
December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009
Transportation Segment - MEP Joint Venture (1)
Financial data:
Segment margin 46,199 $                   34,220 $                   8,614 $                       421 $
Operating data:
Throughput (MMbtu/d) 1,236,620                  994,924                    463,802                       -
Three Months Ended
($ in thousands)
(1) On May 26, 2010, the Partnership purchased a 49.9 percent interest in MEP Joint Venture from ETE.  The financial and operating data are presented at 100 percent of MEP Joint Venture.

Non-GAAP Reconciliation

2010 2009 2008
Net (loss) income (10,918) $         140,489 $         101,328 $
Add (deduct):
Interest expense, net 82,971 77,996 63,243
Depreciation and amortization 122,725 109,893 102,566
Income tax expense (benefit) 956 (1,095) (266)
EBITDA (1) (2) 195,734 $       327,283 $       266,871 $
Add (deduct):
Non-cash loss (gain) from derivatives 42,613 5,163 (14,708)
Non-cash unit based compensation (3) 13,727 5,834 4,318
Loss (gain) on asset sales, net 591 (133,284) 472
Income from unconsolidated subsidiaries (69,365) (7,886) -
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4) 67,014 11,398 -
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5) 55,682 - -
Loss on debt refinancing, net 17,528 - -
Other expense, net 3,432 2,486 2,374
Adjusted EBITDA (6) 326,956 $       210,994 $       259,327 $
(1) Earnings before interest, taxes, depreciation and amortization.
(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:
Net income Haynesville Joint Venture 106,737 $         19,734 $          - $
Add:
Depreciation and amortization 31,797 8,514 -
Interest expense 526 158 -
Gain on insurance settlement (242) - -
Loss on sale of asset, net 105 - -
Other expense, net 14 50 -
Haynesville Joint Venture's Adjusted EBITDA 138,937 $       28,456 $         - $
Net income MEP Joint Venture 42,529 $          - $                    - $
Add:
Depreciation and amortization 40,104 - -
Total other income (expense) 28,954 - -
MEP Joint Venture's Adjusted EBITDA 111,587 $       - $                   - $
Year Ended December 31,
($ in thousands)
(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted
EBITDA.  Previous comparative periods have been restated.
(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as followsand represents the period from May
26, 2010 to December 31, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010:
(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the  inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville
Joint Venture and the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.
(2) EBITDA varies from previously  disclosed amounts as a result of new accounting pronouncement that requires disclosing  non-controlling interest in income separately on the face of the income statement.

Non-GAAP Reconciliation

2010 2009 2008
Net (loss) income
(10,918) $         140,489 $         101,328 $
Add (Deduct):
Operation and maintenance 125,650 117,080 119,715
General and administrative 80,951 57,863 51,323
Loss (gain) loss on asset sales, net 516 (133,282) 457
Management services termination fee - - 3,888
Transaction expenses - - 1,620
Depreciation and amortization 117,751 100,098 93,393
Income from unconsolidated subsidiaries (69,365) (7,886) -
Interest expense, net 82,792 77,665 62,940
Loss on debt refinancing, net 17,528 - -
Other income and deductions, net 12,126 15,132 (328)
Income tax expense (benefit) 956 (1,095) (266)
Discontinued operations 1,571 2,269 (13,931)
Total Segment Margin (1) 359,558 368,333 420,139
Non-cash loss (gain) from derivatives 30,183 (7,151) (17,996)
Adjusted Total Segment Margin (1) 389,741 361,182 402,143
Transportation Segment Margin (1) (2) - 11,714 66,888
Contract Compression Segment Margin (1) 154,209 141,028 125,503
Contract Treating Segment Margin (1) 11,454 - -
Corporate & Others Segment Margin (1) 21,092 6,275 815
Inter-segment Elimination (23,205) (4,604) (4,573)
Adjusted Gathering and Processing Segment Margin (1) 226,191 $       206,769 $       213,510 $
Year Ended December 31,
($ in thousands)
(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, a functional reorganization of our operating segments, as well as inter-segment eliminations.
(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of
RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation

Three Months Ended
December 31, 2010
($ in thousands)
Net cash flows provided by operating activities 41,304 $
Add (deduct):
Depreciation and amortization, including debt issuance cost amortization (34,556)
Write-off of debt issuance costs 1,422
Amortization of excess fair value of unconsolidated subsidiaries (3,410)
Income from unconsolidated subsidiaries 27,028
Derivative valuation change (18,352)
Loss on asset sales, net (78)
Unit based compensation expenses (1,387)
Trade accounts receivables, accrued revenues, and related party receivables 13,708
Other current assets 1,010
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues (14,724)
Other current liabilities 4,667
Distributions received from unconsolidated subsidiaries (27,028)
Other assets and liabilities 1,473
Net loss (8,923) $
Add:
Interest expense, net 19,791
Depreciation and amortization 33,217
Income tax benefit (143)
EBITDA 43,942 $
Add (deduct):
Non-cash loss from derivatives 18,922
Non-cash unit based compensation 1,386
Loss on asset sales, net 78
Income from unconsolidated subsidiaries (23,618)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA 20,374
Partnership's ownership interest in MEP Joint Venture’s adjusted EBITDA 24,095
Loss on debt refinancing, net 15,748
Other expense, net 831
Adjusted EBITDA 101,758 $
Add (deduct):
Interest expense, excluding capitalized interest (19,552)
Maintenance capital expenditures (4,164)
Proceeds from asset disposal 128
Convertible preferred distribution (1,945)
Joint venture adjustments (1) (7,844)
Others 304
Cash available for distribution 68,685 $
(1)
Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments include interest expense, maintenance capital expenditures and the Haynesville
Joint Venture's non-cash portion of the general and administrative management fee.